                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 AUDIBLE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[AUDIBLE LOGO]

April 15, 2002

Fellow Shareholders:

     Over the course of 2001, Audible moved aggressively from milestone to milestone. We increased our customer base by 140%; tripled our AudibleListener subscriber base; and increased the percentage of recurrent subscription-generated consumer revenue from just over 50% of revenues to 80%. Our revenues doubled, topping $9 million for the year, up from $4.5 million in 2000. We raised new capital to fund our consistent high rate of growth in a transaction with Microsoft, even as we dramatically reduced our cash usage as the year progressed.

     Audible has continued to lead the way in creating innovative technologies and consumer services. Our consistent extension of our information and entertainment audio service to new delivery platforms was highlighted by an agreement with AT&T Wireless Services to create technologies that will automatically deliver Audible content wirelessly. Our technology innovations were matched on the products and services side by the outstanding success of the AudibleListener monthly subscription model. Toward the end of 2001, the editor of the Sunday New York Times business section wrote a column in which he stated ". . . from the ashes of today's dot-com economy, a fresh approach is emerging that promises to turn a host of digital dreams into reality. . . Internet-based services that attract loyal following can generate steady streams of revenue capable of supporting, real, profitable businesses." Two companies illustrated this thesis, the editor wrote: the popular DVD rental service, Netflix, and Audible.

     During the year we announced and delivered new "AudibleReady" digital audio listening products with Sony, Digisette, Iomega, and SONICBlue. We unveiled a celebrated audio plug-in product for Handspring Visors -- the Audible
Advisor -- that won Handheld Computing Magazine's "Best Audio Product" of the year prize. We also shipped a new custom-built Audible device, which received rave reviews in the consumer and technical press. The Otis is the first customer device we have unveiled since we invented the category of mobile digital audio players with the creation of the Audible MobilePlayer in 1997.

     Our tremendous audio content franchise, the heart of the Audible.com collection, became stronger in 2001 with the addition of many audio bestsellers that were exclusively available from Audible. We introduced new foreign language training audio, Princeton Review scholastic guides, audio versions of famous plays, the Harvard Health newsletters, and popular new titles by Stephen King, John Grisham, Anne Rice, Robert Ludlum, Stephen Ambrose, and many others.

     On the distribution front, our progress with wireless delivery of Audible programming was matched by a broadband marketing partnership with Cablevision, a retail merchandising alliance with the GoodGuys consumer electronics chain, an on-line content distribution and marketing partnership with RealNetworks, and an important launch of an initiative that makes our vast library of spoken word content available to patrons of public libraries. Each of these distribution initiatives represents broader strategies about which our investors will hear much more in the near future.

     Our board of directors was enhanced during 2001 by the inclusion of Johannes Mohn and Gary Ginsberg, senior executives of Bertelsmann AG and News Corporation respectively. The appointments are indicative of the increased media industry awareness of Audible as a category creator and business builder whose work has powerful implications for the digital media distribution future to come.

     Consistent aspiration to do better, and equally consistent performance against our goals, has allowed Audible to travel along a trajectory that is taking us ever closer to profitability. The opportunity to increase consumer awareness of Audible's powerful and even addictive audio service via new channels of distribution and more cost-effective consumer exposure have never been more apparent. We will seize those opportunities as we have always taken on challenges and exceeded expectations on behalf of our customers and our shareholders.

     An extremely talented and entrepreneurial group of Audible employees has been the key to our many accomplishments thus far. Please be assured that we only expect to pick up the pace of our progress as we become even stronger in 2002.

Yours,

/s/ Donald Katz
Donald Katz
Chairman & CEO

PS -- We have created a special offer just for our shareholders. Please visit www.audible.com/shareholders for details on this special offer from Audible.

                                 AUDIBLE, INC.
                            65 WILLOWBROOK BOULEVARD
                             WAYNE, N.J. 07470-7056
                                 (973) 837-2700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002

     The annual meeting of stockholders of Audible, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 30, 2002, at 10:00 a.m., local time, at the offices of the Company, 65 Willowbrook Boulevard, Wayne, N.J. 07470, for the following purposes:

          1. To elect three directors to serve until the 2005 annual meeting of stockholders, and until their successors are elected and duly qualified;

          2. To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2002; and

          3. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed proxy statement. The board of directors has fixed the close of business on April 15, 2002, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the annual meeting or any postponement or adjournment thereof.

                                          By Order of the Board of Directors,

                                          Nancy A. Spangler
                                          Secretary

Wayne, New Jersey
April 26, 2002

                                 AUDIBLE, INC.
                            65 WILLOWBROOK BOULEVARD
                             WAYNE, N.J. 07470-7056
                                 (973) 837-2700

                                PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock and/or preferred stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the board of directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about April 26, 2002.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

     You can vote your shares if our records show that you owned shares of our common stock, Series A redeemable convertible preferred stock, and/or Series B convertible preferred stock as of April 15, 2002. A total of 31,637,169 shares of common stock, 2,916,809 shares of Series A redeemable convertible preferred stock, and 1,250,000 shares of Series B convertible preferred stock were outstanding on the record date and are entitled to vote at the annual meeting. Each stockholder is entitled to one vote for each share of common stock, 4.0323 votes for each share of Series A redeemable convertible preferred stock, and one vote for each share of Series B convertible preferred stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the three director nominees and for each of the other proposals to be considered at the meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they determine, in their discretion.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

     We will hold the annual meeting if there is a quorum. In order to have a quorum, the holders of a majority of: (i) our issued and outstanding shares of common stock, and (ii) our issued and outstanding shares of common stock, Series A redeemable convertible preferred stock, and Series B convertible preferred stock voting together as a single class, must either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

     If your shares are held in the name of a nominee, and you do not tell the nominee by May 15, 2002 how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

     We do. In addition to sending you these materials, some of our directors and employees may contact you by telephone, by mail, or in person. None of our directors or employees will receive any extra compensation for any such solicitation.

                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS

     Our board of directors is divided into three classes. The number of directors is determined from time to time by the board of directors and is currently fixed at seven members. A single class of directors is elected each year at the annual meeting. Subject to transition provisions, each director elected at each such meeting will serve for a term ending on the date of the third annual meeting of stockholders after his election and until his successor has been elected and duly qualified.

     Three directors are to be elected at this annual meeting to serve until the 2005 annual meeting, and until their successors are elected and duly qualified. In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for any substitute nominee designated by the present board of directors or the proxyholders to fill such vacancy, or the board of directors may be reduced in accordance with our bylaws. The board of directors has no reason to believe that the persons named will be unable or unwilling to serve as nominees or as directors if elected.

     Set forth below is certain information concerning the nominees and the other incumbent directors:

DIRECTORS TO BE ELECTED AT THE 2002 ANNUAL MEETING

     DONALD R. KATZ, age 50, has been the Chairman of the board of directors since April 1999, and a director since co-founding Audible in November 1995. Since July 2001, Mr. Katz has been serving as our Chief Executive Officer. Mr. Katz filled the vacancy of the office of the Chief Executive Officer caused by the resignation of Mr. Baxter. From October 1999 to February 2000 and from November 1995 to March 1998, Mr. Katz served as our President and Chief Executive Officer. Prior to co-founding Audible, Mr. Katz was an author, business journalist and media consultant for over twenty years.

     RICHARD SARNOFF, age 43, has been a director since February 2001. Mr. Sarnoff currently also serves on the board of directors of Princeton Review. Mr. Sarnoff has been serving as President of Random House Ventures since March 2000, and as President of Random House New Media and Corporate Development Group since June 2000. From 1996 to 1998, Mr. Sarnoff served as Chief Financial Officer of Bantam Doubleday Dell, and after the merger with Random House in 1998, he has been serving as Executive Vice President and Chief Financial Officer of Random House. From 1995 to 1998, Mr. Sarnoff served as Senior Vice President of Corporate Development of Bertelsmann Book Group. From 1987 to 1998, Mr. Sarnoff served Bantam Doubleday Dell (predecessor to Random House), in various management positions, including Director of Planning for the Sales and Marketing Division, Director of Marketing for the Bantam Publishing Division, Vice President of Strategic Planning, and Senior Vice President of Diversified Publishing and New Media.

     ANDREW P. KAPLAN, age 48, has been a director since February 2002. Mr. Kaplan filled the vacancy on the board of directors caused by the resignation of Mr. Baxter. Mr. Kaplan has been our Executive Vice President and Chief Financial Officer since June 1999. From June 1997 to May 1999, Mr. Kaplan served as Chief Financial Officer of Thomson Corporation Publishing International, a division of The Thomson Corporation. From September 1995 to May 1997, Mr. Kaplan served as Senior Vice President and Chief Financial Officer of Vertis, Inc., an advertising services company. From March 1989 to August 1995, Mr. Kaplan served as Vice President and Chief Financial Officer of Time Life, a division of AOL Time Warner Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 2003

     GARY L. GINSBERG, age 39, has been a director since April 2001. Since January 1999, Mr. Ginsberg has been serving as Executive Vice President of Corporate Communications and Affairs of News Corporation, and as a member of the Executive Management Committee since June 2000. Prior to joining News Corporation, Mr. Ginsberg served as managing director at the New York based strategic consulting firm of Clark & Weinstock from November 1996 until December 1998. Mr. Ginsberg also served as Senior Editor and Counsel of George Magazine from March 1995 until November 1996.

     JOHANNES MOHN, age 52, has been a director since April 2001. Since June 2001, Mr. Mohn has been serving as Vice President of Media Technology at Bertelsmann A.G. From December 1998 to May 2001, Mr. Mohn served as Vice President of Technology Management at Direct Group, Bertelsmann A.G. From

May 1995 to November 1998, Mr. Mohn served as Managing Director of Bertelsmann Kalendar GmbH, a subsidiary of Bertelsmann A.G. and also served as Managing Director of Mohndruck Kalendar und Promotion Verlag GmbH, a subsidiary of Bertelsmann A.G., and Dohse & Broelemann GmbH.

DIRECTORS WHOSE TERMS EXPIRE IN 2004

     RICHARD BRASS, age 50, has been a director since April 1999. Since November 1997, Mr. Brass has been serving as Vice President, Technology Development at Microsoft Corporation. From 1989 to July 1997, Mr. Brass served as Senior Vice President of Oracle Corporation.

     WINTHROP KNOWLTON, age 71, has been a director since November 1996. Since 1989, Mr. Knowlton has been serving as Chairman and Chief Executive Officer of Knowlton Brothers, Inc., a management company for limited partnerships and offshore funds investing in the U.S.

     Unless marked otherwise, proxies received will be voted for the election of the nominees named above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                     THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors met eight times during 2001. No director, with the exception of Mr. Brass, attended less than 75 percent of the aggregate of: (i) the total number of meetings of the board of directors, and (ii) the total number of meetings held by all committees of the board of directors.

     Audit Committee. From January 1, 2001 to April 18, 2001, the Audit Committee consisted of Winthrop Knowlton and former directors, R. Bradford Burnham and Thomas Hirschfeld. From April 19, 2001 to December 31, 2001, the Audit Committee consisted of Winthrop Knowlton, Richard Sarnoff and Gary L. Ginsberg. Each member of the Audit Committee is "independent" according to Rule 4200(a)(15) of the NASD's listing standards. The audit committee met four times during 2001.

     The Audit Committee:

     - recommends to our board of directors the independent auditors to conduct the annual audit of our books and records;

     - reviews the proposed scope and results of the audit;

     - reviews accounting and financial controls with the independent public accountants and our financial and accounting staff; and

     - reviews and approves transactions between us and our directors, officers and affiliates.

     The board of directors adopted a written charter for the Audit Committee that governs the Audit Committee's responsibilities and functions, and such written charter has been previously filed with the Securities and Exchange Commission.

     Compensation Committee. From January 1, 2001 to April 18, 2001, the Compensation Committee consisted of Winthrop Knowlton and former directors, W. Bingham Gordon and R. Bradford Burnham. From April 19, 2001 to December 31, 2001, the Compensation Committee consisted of Winthrop Knowlton, Richard Brass and Gary L. Ginsberg. The Compensation Committee met three times during 2001.

     The Compensation Committee:

     - reviews and recommends the compensation arrangements for our management;

     - establishes and reviews general compensation policies; and

     - administers our stock incentive plan and our restricted stock program.

     Compensation Committee Interlocks And Insider Participation. None of the members was, during 2001, one of our officers or employees at any time.

     The board of directors currently does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for you to nominate persons to serve as directors, the board of directors will consider recommendations from you, which should be addressed to our corporate secretary, Nancy A. Spangler, c/o Piper Rudnick LLP, 1775 Wiehle Avenue, Suite 400, Reston, Virginia 20190.

     Our directors have received no compensation for serving as directors. Directors who are not currently employees are eligible to receive grants of stock options under our 1999 Stock Incentive Plan.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Katz and Kaplan, Mr. Kramer is our other executive officer.

     ROBERT O. KRAMER, age 43, has been serving as our President since July 2001. From May 2000 to July 2001, Mr. Kramer served as our Chief Technology Officer. From July 1984 to April 2000, Mr. Kramer served as senior executive of American Management Systems.

     Our officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the compensation paid by us during the last three years ending December 31, 2001, to our chief executive officer, and the other most highly compensated executive officers, other than our chief executive officer, whose total compensation for services in all capacities exceeded $100,000 during such year, whom we refer to as our "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                          AWARDS
                                                     ANNUAL COMPENSATION               ------------
                                          ------------------------------------------    SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION        YEAR   SALARY($)    BONUS($)(1)   COMPENSATION($)   OPTIONS/SARS
---------------------------        ----   ----------   -----------   ---------------   ------------
Donald R. Katz...................  2001      225,000(2)        --              --          600,000
  Chief Executive Officer          2000      250,000     112,500               --               --
  and Chairman, Board of
     Directors                     1999      140,000     106,169               --               --
Thomas G. Baxter.................  2001      147,852(3)        --          10,481(6)            --
  Former Chief Executive Officer   2000      216,987      99,295               --        2,000,000(8)
  and Former President             1999           --          --               --               --
Robert O. Kramer.................  2001      250,000(4)        --         100,000(7)       425,000
  President                        2000      149,680      49,844               --          250,000
                                   1999           --          --               --               --
Andrew P. Kaplan.................  2001      181,396(5)        --         100,000(7)       300,000
  Executive Vice President         2000      157,917      29,246               --          100,000
  Chief Financial Officer          1999       87,500      26,250               --          325,000

---------------

(1) Reflects bonuses earned in the fiscal year indicated, paid during the following fiscal year.

(2) The salary paid to Mr. Katz is based on an annual base salary of $250,000 for the period starting on January 1, 2001 to July 31, 2001, and based on an annual base salary of $190,000 for the period starting on August 1, 2001 to December 31, 2001.

(3) The salary paid to Mr. Baxter is for the period from January 1, 2001 through July 23, 2001, and is based on an annual base salary of $250,000. Mr. Baxter resigned as President and Chief Executive Officer on July 23, 2001, and at such time Mr. Katz assumed the office of Chief Executive Officer and Mr. Kramer assumed the office of President.

(4) The salary paid to Mr. Kramer is based on an annual base salary of $250,000.

(5) The salary paid to Mr. Kaplan is based on an annual base salary of $190,000.

(6) Mr. Baxter received a severance payment of $10,481 upon his resignation.

(7) Reflects the $100,000 retention payment in return for continuous employment through June 30, 2001.

(8) Mr. Baxter's stock options were cancelled in March 2001 (1,500,000) and July 2001 (500,000).

                            OPTIONS GRANTED IN 2001

     The following table provides the specified information concerning options granted to our Named Executive Officers for the fiscal year ended December 31, 2001:

                                                                                             POTENTIAL REALIZABLE
                                           PERCENT OF                                          VALUE AT ASSUMED
                            NUMBER OF        TOTAL                                           ANNUAL RATES OF STOCK
                            SECURITIES    OPTIONS/SARS                                      PRICE APPRECIATION FOR
                            UNDERLYING     GRANTED TO                                             OPTION TERM
                           OPTIONS/SARS   EMPLOYEES IN   EXERCISE PRICE                     -----------------------
NAME                         GRANTED      FISCAL YEAR      PER SHARE      EXPIRATION DATE       5%          10%
----                       ------------   ------------   --------------   ---------------   ----------   ----------
Donald R. Katz...........    250,000          6.0%          $1.5625           2/19/11        238,162      622,550
                             350,000          8.4%          $  0.50           7/23/11        110,040      278,880
Thomas G. Baxter.........         --           --                --                --             --           --
Robert O. Kramer.........    250,000          6.0%          $  0.50           7/20/11         78,600      199,200
Andrew P. Kaplan.........    300,000          7.2%          $  0.50           7/23/11         94,320      239,040

               OPTION EXERCISES IN 2001 AND YEAR-END VALUES TABLE

     The following table provides information concerning option exercises in 2001 and unexercised options held as of December 31, 2001, by our Named Executive Officers.

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                             OPTIONS AT                  MONEY OPTIONS AT
                              SHARES                      DECEMBER 31, 2001            DECEMBER 31, 2001(1)
                             ACQUIRED      VALUE     ---------------------------   -----------------------------
                            ON EXERCISE   RECEIVED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                            -----------   --------   -----------   -------------   ------------   --------------
Donald R. Katz............      --          --          69,444        180,556             --              --
                                --          --          97,222        252,778         24,306          63,195
Thomas G. Baxter..........      --          --              --             --             --              --
Robert O. Kramer..........      --          --         142,500        232,500             --              --
                                --          --          27,288         22,712             --              --
                                --          --          83,333        166,667         20,833          41,667
Andrew P. Kaplan..........      --          --         195,000        130,000             --              --
                                --          --          53,250         21,750             --              --
                                --          --          16,500          8,500             --              --
                                --          --          83,333        216,667         20,833          54,167

---------------

(1) Calculated on the basis of $0.750 per share, the closing price of our common stock on the Nasdaq National Market on December 31, 2001, less the exercise price payable for such shares, multiplied by the number of shares underlying the option.

                            EMPLOYMENT ARRANGEMENTS

     We have not entered into formal employment agreements with any of our Named Executive Officers. Our employment arrangements with our Named Executive Officers, which are embodied in enforceable offer letters, provide for a base salary, which may be increased by our board of directors, and bonus, which may take the form or a combination of an annual bonus, transaction bonus, and/or retention payment.

     DONALD R. KATZ. From January 1, 2001 to July 31, 2001, Mr. Katz's employment arrangement provides him with an annual base salary of $250,000, and an annual bonus of up to 50% of base salary. From August 1, 2001 to December 31, 2001, Mr. Katz's employment arrangement provides him with an annual base salary of $190,000, and an annual bonus of up to 50% of base salary. Mr. Katz is entitled, under the Company's Management Incentive Plan, to a one-time bonus of $200,000 if the Company is sold or if it obtains additional funding in an amount of $15 million or more (transaction bonus).

     THOMAS G. BAXTER. On July 23, 2001, Mr. Baxter resigned as Chief Executive Officer and President. Mr. Baxter was paid a severance payment of $10,481 upon his resignation. Mr. Baxter's outstanding stock options were cancelled.

     ROBERT O. KRAMER. Effective January 1, 2001, Mr. Kramer's employment arrangement provides him with an annual base salary of $250,000, and an annual bonus of up to 33% of base salary. In 2001, the Company paid Mr. Kramer a retention payment of $100,000 for remaining employed with the Company during 2001 pursuant to the terms of a letter agreement. Mr. Kramer also has access to a corporate apartment.

     ANDREW P. KAPLAN. Effective January 1, 2001, Mr. Kaplan's employment arrangement provides him with an annual base salary of $190,000, and an annual bonus of up to 20% of base salary. Mr. Kaplan is entitled to six-month severance if we terminate his employment. We also provide him access to a corporate apartment. In 2001, the Company paid Mr. Kaplan a retention payment of $100,000 for remaining employed with the Company during 2001 pursuant to the terms of a letter agreement. Mr. Kaplan is entitled, under the Company's Management Incentive Plan, to a one-time bonus of $200,000 if the Company is sold or if it obtains additional funding in an amount of $15 million or more (transaction bonus).

     We require all our employees to sign agreements that prohibit the disclosure of our confidential or proprietary information. Each of these employees also has agreed to non-competition and non-solicitation provisions that will be in effect during his employment and for one year thereafter.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
                      FOR THE YEAR ENDED DECEMBER 31, 2001

     The Compensation Committee of the board of directors is comprised of three independent directors as of the date of this report: Gary L. Ginsberg, Richard Brass and Winthrop Knowlton. Gary L. Ginsberg and Richard Brass were named to the Compensation Committee on April 18, 2001, upon resignation of W. Bingham Gordon and R. Bradford Burnham from the Compensation Committee. Mr. Knowlton has been serving on the Compensation Committee since July 1999.

     We have the authority to handle management of compensation matters, including establishing the compensation of the Chief Executive Officer and incentive compensation for the employees of the Company, and to serve as the committee authorized to grant options under the Company's stock option plans and administer the employee stock purchase plan. The Compensation Committee met three times separately from the board of directors during 2001.

     The Company uses various national and local compensation surveys to develop its compensation strategy and plans. We also refer to these surveys for executive compensation purposes.

     There are four components to our executive compensation program: base salary; bonus; stock options; and retirement plan. Our compensation philosophy is to be competitive with comparable and directly competitive companies in order to attract, retain, and motivate highly qualified employees. To this end, we have adjusted the mix of the compensation components from year to year according to the Company's performance.

     Base Salary. Executive base salary is adjusted periodically based on financial results and performance on developmental objectives that we believe are critical to the Company's long-term progress. These objectives include progress on the Company's current business plan's objectives and staff development.

     Bonus. We annually determine whether to pay bonuses and approve executive bonuses based upon the achievement of earnings and performance objectives that, we believe, are critical to the Company's long-term progress and success. Bonuses are payable to officers, managers, and key employees based upon the recommendation of the Chief Executive Officer. We approve the bonuses for each of the Named Executive Officers. During 2001, the Company paid bonuses totaling $0 to Named Executive Officers. During 2001, the Company paid retention payments totaling $200,000 to Named Executive Officers.

     Stock Options. Participants in the Company's stock option plans include directors, executive officers, and key employees. Stock options are granted to new employees on their hiring date based on the recommendation of the Company's officers to us and subject to our approval. In addition, the Company's officers periodically recommend to us, for our approval at regulatory scheduled Compensation Committee meetings, stock option grants to employees based on merit. Options outstanding under current plans fully vest in a period of up to 50-months and expire in ten years. The Compensation Committee granted options in 2001 to Messrs. Katz, Kaplan and Kramer which are designed to be a meaningful portion of their overall compensation and to reinforce our goal of retaining key executives.

     Retirement. The Company adopted a 401(k) plan for its employees, including executive officers.

     Chief Executive Compensation. Mr. Baxter's compensation for 2001 is shown in the summary compensation table included in our proxy statement. In determining compensation for Mr. Baxter, the Compensation Committee reviewed how chief executive officers of companies in the same industry as ours are compensated. Mr. Baxter resigned as our Chief Executive Officer on July 23, 2001.

     Mr. Katz assumed the office of the Chief Executive Officer on July 23, 2001. Mr. Katz's compensation for 2001 is shown in the summary compensation table included in our proxy statement. In determining compensation for Mr. Katz, the Compensation Committee reviewed how chief executive officers of companies in the same industry as ours are compensated.

                                          Gary L. Ginsberg
                                          Richard Brass
                                          Winthrop Knowlton

             AUDIT COMMITTEE REPORT ON AUDITED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

     From January 1, 2001 to April 18, 2001, the Audit Committee of the board of directors consisted of Winthrop Knowlton, and former directors, R. Bradford Burnham and Thomas Hirschfeld, three independent directors, as required by Nasdaq listing standards. Mr. Knowlton has been serving on the Audit Committee since July 1999. In April 2001, Messrs. Burnham and Hirschfeld resigned from the Audit Committee, and Messrs. Ginsberg and Sarnoff filled the two vacancies. Messrs. Knowlton, Ginsberg, and Sarnoff are independent directors, as required by Nasdaq listing standards. We met four times during 2001 and twice in 2002 in connection with the year-end audit.

     We operate under a written charter adopted by the board of directors, and are responsible for overseeing Audible's financial reporting processes on behalf of the board of directors. Each year, we recommend to the board of directors, subject to stockholder ratification, the selection of Audible's independent auditors.

     Management is responsible for the Company's financial statements and the financial reporting processes, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. Our responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the

Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

     In this context, we have met and held discussions with management and KPMG LLP, the Company's independent auditors. Management represented to us that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed the consolidated financial statements with management and the independent auditors. We discussed with KPMG LLP the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of KPMG's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

     KPMG LLP also provided us with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with KPMG LLP that firm's independence. We further considered whether the provision by KPMG LLP of the non-audit services described elsewhere in this proxy statement is compatible with maintaining the auditors' independence.

     Based our discussion with management and the independent auditors and our review of the representation of management and the disclosures by the independent auditors to the Audit Committee, we recommended to the board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. We and the board of directors have also recommended the selection of KPMG LLP as the Company's independent auditors for the year ending December 31, 2002, subject to stockholder ratification.

                                          Gary L. Ginsberg
                                          Richard Sarnoff
                                          Winthrop Knowlton

                             PRINCIPAL STOCKHOLDERS

     The following table shows the number of shares of our common stock beneficially owned as of March 31, 2002 by:

     - each person who we know beneficially owns more than 5% of the common stock;

     - each director;

     - each Named Executive Officer; and

     - the directors and Named Executive Officers as a group.

     Unless otherwise indicated (i) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable, and (ii) the address for the persons named in the table is c/o Audible, Inc., 65 Willowbrook Boulevard, Wayne, New Jersey 07470.

                                                              NUMBER OF SHARES
                                                                BENEFICIALLY     PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                                           OWNED          OUTSTANDING(1)
------------------------                                      ----------------   -----------------
Microsoft Corporation(2)....................................     13,736,448            31.6%
  One Microsoft Way
  Redmond, WA 98052-6399
Special Situations Fund III, L.P.(3)........................      5,290,698            16.1%
Special Situations Private Equity Fund, L.P.
Special Situations Technology Fund, L.P.
  153 East 53 Street
  New York, NY 10022
Special Situations Cayman Fund, L.P.
  c/o CIBC Bank and Trust Company (Cayman) Limited
  CIBC Bank Building
  P.O. Box 694
  Grand Cayman, Cayman Islands
  British East Indies
Amazon.com, Inc.(4).........................................      1,840,033             5.7%
Amazon.com Commerce Services, Inc.
Amazon.com Holdings, Inc.
Amazon.com NV Investment Holdings, Inc.
  1200 12th Avenue South
  Suite 1200
  Seattle, WA 98144
Richard Brass...............................................              0               *
Winthrop Knowlton(5)........................................        161,250               *
Donald R. Katz(6)...........................................      1,598,111             5.0%
Andrew P. Kaplan(7).........................................        427,583               *
Robert O. Kramer(8).........................................        366,706               *
Richard Sarnoff(9)..........................................         42,500               *
Gary L. Ginsberg(10)........................................         42,500               *
Johannes Mohn(11)...........................................         42,500               *
All Named Executive Officers and directors as a group (8
  persons)(12)..............................................      2,681,150             8.2%

---------------

  *  Less than 1%.

 (1) As of March 31, 2002, we had outstanding 31,637,169 shares of common stock and 2,916,809 shares of Series A redeemable convertible preferred stock (which are convertible into 11,761,448 shares of common stock). The persons named in this table have sole voting power with respect to all shares of common stock. In compliance with the SEC rules, for purposes of calculating the percentage of common stock outstanding, any securities not outstanding which are subject to options, warrants or conversion privileges, including our Series A redeemable convertible preferred stock, are deemed outstanding for the purposes of computing the percentage of the outstanding securities owned by such person but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. Share ownership in each case includes shares issuable upon exercise of outstanding options and warrants that are exercisable within 60 days of March 31, 2002.

 (2) Includes: (i) 1,875,000 shares of common stock, (ii) 11,761,448 shares of common stock issuable upon conversion of 2,916,809 shares of our Series A redeemable convertible preferred stock, and (iii) 100,000 shares of common stock issuable upon exercise of warrants.

 (3) The Number of Shares Beneficially Owned is based on the information contained in that certain Schedule 13G that was filed with the SEC on March 4, 2002, reporting beneficial ownership of securities of the Company held by Special Situations Fund III, L.P., Special Situations Private Equity

Fund, L.P., Special Situations Cayman Fund, L.P., and Special Situations Technology Fund, L.P. As reported in the Schedule 13G, Austin Marxe and David Greenhouse beneficially own 5,290,698 shares of common stock, of which: (i)
     2,093,023 shares of common shares and 627,906 shares of common stock issuable upon exercise of warrants are held by Special Situations Fund III, L.P., (ii) 872,093 shares of common stock and 261,628 shares of common stock issuable upon exercise of warrants are held by Special Situations Private Equity Fund, L.P., (iii) 581,396 shares of common stock and 174,419 shares of common stock issuable upon exercise of warrants are held by Special Situations Cayman Fund, L.P., and (iv) 523,256 shares of common stock and 156,977 shares of common stock issuable upon exercise of warrants are held by Special Situations Technology Fund, L.P. As reported in the
     Schedule 13G, each of the four funds have the sole power to vote or to direct the vote and to dispose or to direct the disposition of all securities reported in the Schedule 13G which are respectively beneficially owned by each fund and its investment adviser. As reported in the Schedule 13G: (i) MGP Advisers Limited Partnership acts as general partner of and investment adviser to Special Situations Fund III, L.P., (ii) MG Advisers, L.L.C. acts as general partner of and investment adviser to Special Situations Private Equity Fund, L.P., (iii) AWM Investment Company, Inc. acts as the general partner of MGP Advisers Limited Partnership, and general partner of and investment adviser to Special Situations Cayman Fund, L.P., and (iv) SST Advisers, L.L.C. acts as general partner of and investment adviser to Special Situations Technology Fund, L.P. Austin Marxe and David Greenhouse have shared power to vote or to direct the vote of and to dispose or to direct the disposition of securities reported in the
     Schedule 13G which are beneficially owned by Austin Marxe and David Greenhouse by virtue of being executive officers of the investment advisers of each of the four funds.

 (4) The Number of Shares Beneficially Owned is based on the information contained in that certain Schedule 13G that was filed with the SEC on February 14, 2002, reporting beneficial ownership of securities of the Company held by Amazon.com, Inc. As reported in the Schedule 13G, Amazon.com, Inc. is the indirect beneficial owner of: (i) 1,340,033 shares of common stock, which shares are held directly by Amazon.com Commerce Services, Inc., a wholly owned subsidiary of Amazon.com Holdings, Inc. which, in turn, is a wholly owned subsidiary of Amazon.com, Inc., and (ii) 500,000 shares of common stock issuable upon exercise of warrants held by Amazon.com NV Investment Holdings, Inc. Amazon.com NV Investment Holdings, Inc. is also a wholly owned subsidiary of Amazon.com, Inc.

 (5) Includes: (i) 101,875 shares of common stock, (ii) 57,500 shares of common stock issuable upon exercise of options, and (iii) 1,875 shares of common stock issuable upon exercise of warrants.

 (6) Includes: (i) 1,299,500 shares of common stock, and (ii) 298,611 shares of common stock issuable upon exercise of options.

 (7) Includes: (i) 7,000 shares of common stock, and (ii) 420,583 shares of common stock issuable upon exercise of options.

 (8) Includes: (i) 3,300 shares of common stock of which 1,200 shares of common stock are held in trust for minor child that Mr. Kramer controls, and (ii) 363,406 shares of common stock issuable upon exercise of options.

 (9) Includes 42,500 shares of common stock issuable upon exercise of options.

(10) Includes 42,500 shares of common stock issuable upon exercise of options.

(11) Includes 42,500 shares of common stock issuable upon exercise of options.

(12) Includes: (i) 1,267,600 shares of common stock issuable upon exercise of options, and (ii) 1,875 shares of common stock issuable upon exercise of warrants.

                              RELATED TRANSACTIONS

     DONALD R. KATZ. In February 2001, we issued Mr. Katz an option to purchase 250,000 shares of common stock at an exercise price of $1.5625 per share, subject to vesting over a 50-month period. In July 2001, we issued Mr. Katz an option to purchase 350,000 shares of common stock at an exercise price of $0.50 per share, subject to vesting over a 18-month period.

     ROBERT O. KRAMER. In May 2000, we issued Mr. Kramer an option to purchase 375,000 shares of common stock at an exercise price of $6.00 per share, subject to vesting over a 50-month period. In August 2000, we issued Mr. Kramer an option to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, one half vested immediately, and the remainder are subject to vesting over a 50-month period. In July 2001, we issued Mr. Kramer an option to purchase 250,000 shares of common stock at an exercise price of $0.50 per share, subject to vesting over a 50-month period.

     ANDREW P. KAPLAN. In June 1999, we issued Mr. Kaplan an option to purchase 325,000 shares of common stock at an exercise price of $8.00 per share, subject to vesting over a 50-month period. In March 2000, we issued Mr. Kaplan an option to purchase 75,000 shares of common stock at an exercise price of $9.4375 per share, one half of the options vested on March 2000, and the remainder are subject to vesting over a 50-month period. In August 2000, we issued him an option to purchase 25,000 shares of common stock at an exercise price of $1.25 per share, one half of the shares vested immediately, the remainder are subject to vesting over a 50-month period. In July 2001, we issued Mr. Kaplan an option to purchase 300,000 shares of common stock at an exercise price of $0.50 per share, subject to vesting over a 18-month period.

     RICHARD SARNOFF, JOHANNES MOHN, GARY L. GINSBERG. In April 2001, we issued to each of Messrs. Sarnoff, Mohn and Ginsberg an option to purchase 100,000 shares of common stock at an exercise price of $0.89 per share, one-quarter of the shares vesting 6 months after issuance, and the remainder shares are subject to vesting over a 30-month period thereafter.

     WINTHROP KNOWLTON. In May 2000, we issued to Mr. Knowlton a fully vested option to purchase 15,000 shares of common stock at an exercise price of $5.25 per share. In April 2001, we issued to Mr. Knowlton an option to purchase 100,000 shares of common stock at an exercise price of $0.89 per share, one-quarter of the shares vesting 6 months after issuance, and the remainder shares are subject to vesting over a 30-month period thereafter.

     AMAZON.COM COMMERCE SERVICES, INC. On January 30, 2000, the Company entered into that certain Co-Branding, Marketing and Distribution Agreement ("ACSI Co-Branding Agreement") with Amazon.com Commerce Services, Inc. ("ACSI"), pursuant to which the Company is the exclusive provider of digital spoken audio to ACSI for a term of three years. On January 24, 2001, the Company and ACSI entered into that certain Amendment No. 1 to the Co-Branding, Marketing, and Distribution Agreement ("Amendment No. 1"). Pursuant to Amendment No. 1, the annual fee for Year 3 as stated in ACSI Co-Branding Agreement is reduced from $10,000,000 to $1,500,000 and an additional annual fee of $1,000,000 is payable in Year 2 of the ACSI Co-Branding Agreement. Also in connection with Amendment No. 1, the Company issued warrants to purchase 500,000 shares of Company common stock to Amazon.com NV Investment Holdings, Inc., at an exercise price of $1.50 per share, which are exercisable after January 31, 2002. On January 30, 2000, the Company entered into that certain Securities Purchase Agreement with ACSI, pursuant to which ACSI purchased 1,340,033 shares of Company common stock for $20,000,000 in cash. Amazon owns more than 5% of our common stock.

     RANDOM HOUSE, INC. On May 5, 2000, we entered into a four-year Co-publishing, Marketing, and Distribution Agreement with Random House, Inc. to form a strategic alliance to establish Random House Audible, a publishing imprint. We are obligated to contribute $1,000,000 annually for four years towards the funding of this alliance. During years ended December 31, 2000 and 2001, $640,000 and $960,000 respectively, were recorded as the cost of content and services revenue related to this contribution. As part of this alliance, Random House, through its Random House Ventures, LLC subsidiary, purchased 169,780 shares of our common stock for $1,000,000. Mr. Sarnoff, who serves as a director on our board of directors, is President of Random House, Inc.'s New Media and Corporate Development Group. In addition, Mr. Mohn, who serves as a director on our board of directors, is Vice President of Media Technology of Bertelsmann A.G.

     MICROSOFT CORPORATION. On February 8, 2001, Microsoft Corporation ("Microsoft") purchased 2,666,666 shares of our Series A redeemable convertible preferred stock for $10,000,000. Each share of Series A redeemable convertible preferred stock may be converted into 4.0323 shares of common stock, equivalent to a price of $0.9299 per share, subject to adjustment under certain conditions, at Microsoft's option at any time prior to February 2006. Dividends are payable semi-annually at an annual rate of 12% in either additional shares of Series A redeemable convertible preferred stock or in cash in the Company's sole discretion. In February 2006, we are required to redeem all remaining outstanding shares of our Series A redeemable convertible preferred stock for $3.75 per share plus all accrued and unpaid dividends. Microsoft owns more than 5% of our common stock on an as converted basis and Mr. Brass, one of our directors, is an officer of Microsoft.

     SPECIAL SITUATIONS FUND III, L.P., SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P., SPECIAL SITUATIONS CAYMAN FUND, L.P. AND SPECIAL SITUATIONS TECHNOLOGY FUND, L.P. In January 2002, Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P. and Special Situations Technology Fund, L.P. purchased an aggregate of 4,069,758 shares of our common stock and warrants to purchase an aggregate of 1,220,930 shares of our common stock for $3,500,000.48. Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P. and Special Situations Technology Fund, L.P. in the aggregate, own more than 5% of our common stock.

     We believe that the transactions described above were made on terms no less favorable to us than if such transactions were with non-affiliates.

                               PERFORMANCE GRAPH

     The following graph shows the comparison of cumulative total return on our common stock, based on the market price of our common stock assuming reinvestment of dividends with a comparable return of the JP Morgan H & Q Internet 100 Index and the Nasdaq Stock Market (U.S.) Index, for the period beginning July 16, 1999 through December 31, 2001.

                COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN*
           AMONG AUDIBLE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE JP MORGAN H & Q INTERNET 100 INDEX

                                                                               NASDAQ STOCK MARKET      JP MORGAN H & Q INTERNET
                                                      AUDIBLE, INC.                  (U.S.)                        100
                                                      -------------            -------------------      ------------------------
7/16/99                                                  100.00                      100.00                      100.00
9/99                                                     116.67                      102.49                      102.79
12/99                                                    166.67                      151.48                      198.98
3/00                                                     111.11                      170.06                      207.84
6/00                                                      46.18                      147.87                      154.19
9/00                                                      13.20                      136.07                      148.33
12/00                                                      4.87                       91.12                       76.56
3/01                                                      10.77                       68.01                       47.34
6/01                                                       7.56                       80.16                       59.62
9/01                                                       4.22                       55.62                       34.63
12/01                                                      8.33                       72.30                       49.26

* $100 invested on 7/16/99 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

            PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF AUDITORS
     KPMG LLP has served as our independent auditors since September 1996 and has been selected by our board of directors as our independent auditors for the year ending December 31, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock, Series A redeemable convertible preferred stock, and Series B convertible preferred stock voting thereon, management will review its future selection of auditors.
     Representatives of KPMG LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.
     AUDIT FEES. KPMG LLP billed us an aggregate of $201,700 for professional services rendered for the audit of our financial statements for 2001 and its reviews our financial statements included in our Forms 10-Q during 2001.
     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the calendar year ended December 31, 2001, KPMG LLP provided no services and therefore did not bill us in connection with financial information systems design and implementation.
     ALL OTHER FEES. During the calendar year ended December 31, 2001, KPMG LLP billed us an aggregate of $13,675 for services rendered in connection with research, consultation and tax work.
     The Audit Committee has determined that the provision of services by KPMG LLP described in the preceding two paragraphs are compatible with maintaining KPMG LLP's independence as our independent auditors.
     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors for the current year.
REQUIRED VOTE
     The ratification of the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2002 requires the affirmative vote of the holders of a majority of the shares of our common stock, Series A redeemable convertible preferred stock, and Series B convertible preferred stock voting together as a single class present at the annual meeting in person or by proxy and entitled to vote.
RECOMMENDATION OF THE BOARD OF DIRECTORS
     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS.
                             STOCKHOLDER PROPOSALS
     Pursuant to Rule 14a-8 promulgated under the Exchange Act, our stockholders may present proposals for inclusion in our proxy statement for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. Any such proposal must comply with Rule 14a-8 and must be received by the Company at the address appearing on the first page of this proxy statement no later than December 29, 2002.
     Our by-laws require stockholders who intend to propose business for consideration by stockholders at an annual meeting, other than stockholder proposals that are included in the proxy statement, to give written notice to our Secretary not less than sixty days and not more than ninety days before the anniversary of the prior years' meeting. A stockholder must submit a matter to be raised at our 2003 meeting of stockholders on or after February 22, 2002, but not later than, March 25, 2002. The written notice should be sent to our corporate secretary, Nancy A. Spangler, c/o Piper Rudnick LLP, 1775 Wiehle Avenue, Suite 400, Reston, VA 20190, and must include a brief description of the business, the reasons for conducting such business, any material interest the stockholder has in such business, the name and address of the stockholder as they appear on our books and the number of shares of our common stock the stockholder beneficially owns.
     SEC rules set forth standards for what stockholder proposals we are required to include in a proxy statement for an annual meeting.
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Our directors and executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, Mr. Brass filed his Form 4 late twice. We believe each of our directors and executive officers filed all other required reports during 2001 in a timely fashion.
                                 OTHER MATTERS
     Our board of directors knows of no other business that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.
     It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.
     We have filed an Annual Report on Form 10-K for the year ended December 31, 2001, with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-K by writing to our Chief Financial Officer, Andrew P. Kaplan, at Audible, Inc., 65 Willowbrook Boulevard, Wayne, N.J. 07470. Our Form 10-K is also available through our website at www.audible.com.

                                 AUDIBLE, INC.
                            65 Willowbrook Boulevard
                               Wayne, N.J. 07470


                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby appoints Donald R. Katz, Andrew P. Kaplan and Nancy
A. Spangler, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock and preferred stock of Audible, Inc. (the "Company") held of record by the undersigned on April 15, 2002 at the Annual Meeting of Stockholders to be held on May 30, 2002 at 10:00 a.m., local time, at the offices of the Company, 65 Willowbrook Boulevard, Wayne, N.J. 07470, and any adjournment thereof.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.


     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                  DETACH HERE

 ---
|   |     Please mark
| X |     votes as in
|   |     this example
 ---


1. Election of Three Directors to serve until 2005.
Nominees: (01) Donald R. Katz, (02) Richard Sarnoff, and (03) Andrew P. Kaplan.

            FOR                AGAINST          ABSTAIN

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           |   |               |   |             |   |
           |   |               |   |             |   |
           |   |               |   |             |   |
            ---                 ---               ---

_______________________________________
For all nominees except as noted above.


2. Ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2002.

            FOR                AGAINST          ABSTAIN

            ---                 ---               ---
           |   |               |   |             |   |
           |   |               |   |             |   |
           |   |               |   |             |   |
            ---                 ---               ---


3. To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting including potential adjournments for the purpose of soliciting additional proxies.


                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                                                                            ---
                                                                           |   |
                                                                            ---

                                   Please sign exactly as name appears hereon.
                                   Joint owners each should sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.



Signature:______________  Date:_______  Signature:________________  Date:_______